UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2017

ORIGINCLEAR, INC.

(Name of registrant as specified in its charter)

Nevada	333-147980	26-0287664
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

525 S. Hewitt Street, Los Angeles, California	90013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 939-6645

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously reported by OriginClear, Inc. (the “Company”), the Company has commenced an offering under Regulation 506c of Regulation D (the “Private Placement”) of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to which the Company shall sell units of its securities (the “Units”) with each Unit consisting of (i) one restricted share of its common stock, (ii) a Class A Warrant to purchase one share of its common stock, (iii) a Class B Warrant to purchase one share of its common stock, (iv) a Class C Warrant to purchase one share of its common stock and (v) a Class D Warrant to purchase one share of its common stock to qualified investors. The securities offered in the Private Placement will not be and have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 3.02 Unregistered Sales of Equity Securities

Private Placement

Between October 12, 2017 and October 25, 2017, the Company sold, in the Private Placement, an aggregate of 4,400,000 shares of its common stock to accredited investors for an aggregate consideration of $110,000.

The securities referenced above were offered and sold pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act , and Rule 506(c) of Regulation D promulgated under the Securities Act.

Conversion of Notes

On October 20, 2017, holders of convertible promissory notes converted an aggregate principal and interest amount of $31,410 into an aggregate of 2,052,968 shares of the Company’s common stock.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Make Good Issuances

In connection with certain one-time make good agreements, on October 25, 2017, the Company issued an aggregate of 800,000 shares of its common stock to certain holders of its common stock.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINCLEAR, INC.

October 26, 2017	By:	/s/ T. Riggs Eckelberry
	Name:	T. Riggs Eckelberry
	Title:	Chief Executive Officer

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